Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

OMB Approval 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE 1 OF 3 PAGES

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Fourteen (14)	September 15, 2015	3933782 3933791	

6. ISSUED BY CODE

National Institutes of Health
National Institute of Allergy and Infectious Diseases
DEA, Office of Acquisitions
Room 3214, MSC 7612
6700-B Rockledge Drive
Bethesda, MD 20892-7612

7. ADMINISTERED BY (If other than Item 6) CODE N/A

MID RCB-A

8. NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP: Code)

BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD SUITE 200
DURHAM, NC 27703

CODE FACILITY CODE

( ) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN272201300017C

10B. DATED (SEE ITEM 13) September 16, 2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

SOC 25.55 15-8470038 $3,529,515

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER Specify type of modification and authority) Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return __ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

PURPOSE: To provide an equitable adjustment, fund a cost overrun and modify the subject option tables.

The completion date of the contract is not changed to September 15, 2017.
Total cost obligated by this action is not changed and the contract ceiling is $34,001,749.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Jon P. Stonehouse CEO		John Outen, Contracting Officer Office of Acquisitions, DEA, NIAID, NIH, DHHS	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] (Signature of person authorized to sign)	9/10/15	BY John E. Outen -S Digitally signed by John E. Outen -S DN: c=US, o=U.S. Government, ou=HHS, ou=NIH, ou=People, cn=John E. Outen -S, 0.9.2342.19200300.100.1.1=0011898992 Date: 2015.09.11 08:07:57 -04'00' (Signature of Contracting Officer)	

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

30-105
Computer Generated

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

Beginning with the effective date of this modification, ARTICLE B.2. ESTIMATED COST –OPTION AND ARTICLE G.3 INVOICE SUBMISSION /CONTRACT FINANCING REQUEST IS REVISED

ARTICLE B.2. ESTIMATED COST – OPTION is revised to incorporate changes for c with changes in the Option table below:

a. The estimated cost of this contract is $ *** with the execution of this equitable adjustment and the cost overrun. The obligation for this action is $3,529,515.

b. The fixed fee for this contract inclusive is $ *** . The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer. Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract.

c. Payments from the base and executed options will be made from the following PRISM/NBS Line Item Numbers as follows:

PRISM/NBS Line Item No.	Option/Increment Description	PRISM/NBS Line Item Period of Performance	Funded Amount
1 (BASE) Award	Base Period: Non-GMP manufacture of drug substance, drug disposition, genetic toxicity and in vitro and small animal efficacy studies	09/16/2013 - 03/31/2015	$ ***
2 (Option 1) Award	Option 1-Manufacture of drug substance and drug product in compliance with cGMP guidance -GMP	09/16/2013 -09/15/2017	$ ***
3 (Option 2) Award	Option 2-DP and Development with DS Stability testing	09/16/2013 -09/15/2017	$ ***
4 (Option 3) MOD 1	Option 3-IM IND-Enablement and Submission	12/24/2013 -12/23/2014	$2,506,042
5 (Option 4) MOD 5	Option 4- IM Phase 1 Clinical Trials	08/08/2014-06/30/2017	$ ***
6 (MOD 6)	Line is Cancelled	Line is cancelled	$0
7 (Option 6) Mod 3	Option 6-IV DP Development and Non-GMP Activities	5/25/2014 - 12/31/2015	$1,886,304
8 (Option 7) Mod 8	Option 7- IV GMP DS for Phase 1 Manufacturing	9/17/2014 - 9/15/2017	$ ***
9 (Option 8) Mod 8	Option 8 – IV DP Stability for cGMP/ICH Manufacturing	9/17/2014 - 9/15/2017	$ ***
10 (Option 9)	Option 9 - IV IND-Enablement and Submission	12/10/2014 -12/11/2016	$2,718,329
12 (Option 5) MOD 7&8	Option 5- Characterization of Efficacy in a Therapeutic NHP infection model (Equitable Adjustment)	8/08/2014 - 01/07/2016	$ ***
13 (Option 5) Mod 7&8	Option 5- Characterization of Efficacy in a Therapeutic NHP infection model (Cost Overrun)	8/08/2014 - 01/07/2016	$ ***

14 (Option 1) Mod 12	Option 1-Manufacture of drug substance and drug product in compliance with cGMP guidance –GMP-Added Kg	09/16/2013 -09/15/2017	$ ***
15 (Option 2) Mod 12	Option 2-DP and Development with DS Stability testing-Added testing	09/16/2013 -09/15/2017	$ ***
16 (Option 5) Mod 7&8	Option 5- Characterization of Efficacy in a Therapeutic NHP infection model (Cost Overrun)	8/08/2014 - 01/07/2016	$ ***
17 (Option 4) Cost Overrun	Option 4- IM Phase 1 Clinical Trial	08/08/2014- 06/30/2017	$1,344,780
18 (Option 5) Equitable Adjustment	Option 5- Characterization of Efficacy in a Therapeutic NHP infection model.	9/15/2015 - 09/14/2017	$2,184,734

END OF MODIFICATION 14 OF HHSN272201300017C